                                                                   EXHIBIT 10.45

[Exodus Logo]

EXODUS
Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, CA 95054-1838
408-346-2200

September 3, 2001

Dear Bill:

At the request of the Board of Directors (the "Board") of Exodus Communications, Inc. (the "Company"), I am pleased to extend to you an offer as Chairman of the Board and Chief Executive Officer of the Company. The terms of your employment as approved by the Board are set forth in this letter and Attachment A to this letter. You also will be eligible to participate in our health and dental insurance, 401K, employee stock purchase plan and other employee benefits established by the Company.

As an employee of the Company, you will have access to certain Company confidential information and you may, during the course of your employment, develop certain information or inventions, which will become the property of the Company. You will need to sign the attached "Employee Invention Assignment and Confidentiality Agreement" and "Procedures and Guidelines Governing Securities Trades by Company Personnel" as conditions of your employment. We wish to impress upon you that we do not wish you to bring any confidential or proprietary material of any former employer or to violate any other obligation to your former employers. Also, you represent that you are not subject to any restrictions that prevent you from working for the Company.

We look forward to your becoming a part of the Exodus team and leading us through these challenging times. Please confirm your acceptance of this offer at the earliest possible date. Also, please return a complete copy of your signed offer letter to my attention. You should keep the second copy for your records.





Exodus Confidential Information

Your signature will acknowledge that you have read, understood and agreed to the terms and conditions set forth in this letter and Attachment A.

Sincerely,

/s/ Adam Wegner
-----------------------
Adam Wegner
Corporate Secretary, on behalf of the Board of Directors

I HAVE READ AND I UNDERSTAND THE TERMS OF THE OFFER SET FORTH ABOVE AND IN ATTACHMENT A. AS INDICATED BY MY SIGNATURE BELOW, I ACCEPT THE OFFER AS STATED HEREIN. NO FURTHER COMMITMENTS WERE MADE TO ME AS A CONDITION OF EMPLOYMENT.

/s/ L. William Krause
-----------------------
L. William Krause

Date: 9/3/01
     ------------------












Exodus Confidential Information

                                  Attachment A

------------------------------------------------------------------------------------------------------------------------
Employee:                L. William Krause
------------------------------------------------------------------------------------------------------------------------
Employment Commencement  Employment commenced September 3, 2001
Date:                    Compensation effective as of September 1, 2001
------------------------------------------------------------------------------------------------------------------------
Title:                   Chairman of the Board and Chief Executive Officer of Exodus Communications, Inc. (the
                         "Company"), reporting to the Company's Board of Directors.
------------------------------------------------------------------------------------------------------------------------
Base Salary:             Employee's initial base salary will be $75,000.00 per month, payable bi-weekly, which is equivalent to $900,000.00 per year ("Base Salary").
------------------------------------------------------------------------------------------------------------------------
Cash Bonuses:            Initial Cash Bonus: Upon commencement of employment, Employee shall receive a non-recoverable initial cash bonus of $600,000.00.
                         Milestone Cash Bonuses: Provided Employee is continuously employed in the role of
                         Chairman and Chief Executive Officer from September 6, 2001 until any or all of the following events occur(s), Employee shall receive a bonus on the date each such event occurs as follows:
                           o  Completion of updated operating and financial plan as approved by the Board of
                              Directors: $150,000.00
                           o  Debtor in Possession credit facility approved by the Board of Directors:
                              $150,000.00
                           o  Either of the following events occurring: (a) following the filing by the Company of a voluntary petition for relief under Chapter 11 of the federal Bankruptcy Code
                              (a "Bankruptcy Filing"), the issuance of a Confirmation Order of a Plan of
                              Reorganization by the bankruptcy court (a "Confirmation Order"); or (b) the sale of the Company: $1,000,000.00.
                           o  The commencement of employment of a new Chief Executive Officer of the Company:
                              $150,000.00
------------------------------------------------------------------------------------------------------------------------
Equity (or additional    Provided Employee is continuously employed in the role of Chairman and/or Chief
cash) Compensation:      Executive Officer from September 3, 2001 until either of the following events occurs,
                         Employee shall receive either of the following, depending on which event occurs first:

                         (a) In the event of the sale of the Company prior to a Bankruptcy Filing, at the closing of the transaction, the acquiring entity will issue cash or unrestricted (other than subject to securities laws compliance) publicly tradable stock (the form of consideration shall be at the option of the acquiring entity) with a value equal to 0.75% of the Enterprise Value paid for the Company (the value of any stock issued to Employee shall be valued on the per share basis of the acquirer's stock used to determine the acquisition value for the Company, and if stock is not used as the form of consideration for the acquisition, the closing price per share on the date the acquisition closes); or

                         (b) Following a Bankruptcy Filing, at the closing of a sale of the Company or the issuance of a Confirmation Order, the Company shall use best commercial efforts to ensure that
                         Employee receives (1) cash or unrestricted (other than subject to securities laws compliance) publicly tradable stock (the form of consideration shall be at the option of the successor entity) with a value equal to 0.25% of the Enterprise Value of the Company (the value of any stock issued to Employee shall be valued on the per share basis of the successor entity's stock used to determine the enterprise value for the Company, and if stock is not used as the form of consideration for the acquisition (in the event of the sale of the Company), the closing price per share on the date the acquisition closes) and (2) fully vested options or warrants (at the option of the successor entity) to purchase unrestricted publicly tradable stock with an aggregate exercise value equal to 1.25% of the Enterprise
                         Value of the Company at the time of the closing of a sale of the Company or issuance of a
                         Confirmation Order with an exercise price per share valued on the per share basis of the entity's stock used to determine the Enterprise Value for the Company on such date.

                         For purposes of this Agreement, "Enterprise Value" is defined as the sum of (a) the value of
------------------------------------------------------------------------------------------------------------------------


Exodus Confidential Information

                                  Attachment A

------------------------------------------------------------------------------------------------------------------------
                         all outstanding debt and amounts owed to other creditors of the Company and (b) the value of all outstanding equity of the Company.
------------------------------------------------------------------------------------------------------------------------

Termination:
                         The following severance benefits apply only during the period commencing September 3, 2001 and ending upon the issuance of a Confirmation Order or a Sale of the Company ("Severance
                         Period"). If the Company terminates Employee's employment without "Cause" or Employee
                         Resigns for "Good Reason" during the Severance Period, the Company shall use its best commercial efforts to pay Employee (a) a lump sum payment equal to bonus of $1,000,000,
                         (b) a lump sum payment equal to one year of Employee's Base Salary in the amount of
                         $900,000, and (c) an amount equal to 25% of the Company's Enterprise Value at the time of the issuance of a Confirmation Order or sale of the Company.

Definitions:
                         "Cause" means termination due to the Employee's (i) fraud or material misappropriation with respect to the business or assets of the Company; (ii) persistent refusal or failure materially to perform his duties and responsibilities to the Company for a period of at least twenty (20) days, which continues after the Employee receives notice of such refusal or failure; (iii) conduct that constitutes disloyalty to the Company and which materially harms the Company; (iv) conviction, or the entry of a plea of guilty or nolo contendere by the
                         Employee, of a felony or crime, or (v) material breach of any provision of this Agreement.

                         Resignation for "Good Reason" means that Employee's resignation occurs within thirty (30)
                         days of one of the following events: (i) an involuntary reduction of Employee's job duties or responsibilities, including removal as Chief Executive Officer; (ii) the Board directs that Employee report to someone other than the Board, (iii) any involuntary reduction of Employee's Base Salary, Initial Cash Bonus or any Milestone Cash Bonus; or
                         (iv) the issuance of a directive requiring Employee to relocate to a new office located more than 25 miles from his current office.


Exodus Confidential Information